================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      HAWAIIAN ELECTRIC INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

     Hawaiian Electric Industries,Inc. hereby amends this Schedule 14A to correct an error in the Summary Compensation Table on page 12 of the Proxy Statement. The Chief Executive Officer information for 1999 in the Summary Compensation Table on page 12 of the Proxy Statement was duplicated and the information for 2000 was dropped. The error occurred only in the form that was filed via EDGAR on March 15, 2001 and did not affect the actual Proxy Statement that was mailed to Shareholders on March 15, 2001.

   HAWAIIAN ELECTRIC INDUSTRIES, INC. . PO BOX 730 . HONOLULU, HI 96808-0730

LOGO OF HAWAIIAN ELECTRIC INDUSTRIES, INC.

Robert F. Clarke

Chairman, President and
Chief Executive Officer

                                                                  March 14, 2001

Dear Fellow Stockholder:

  On behalf of the Board of Directors, it is once again my pleasure to invite you to attend the Annual Meeting of Stockholders of Hawaiian Electric Industries, Inc. (HEI). The meeting will be held on the Company's premises in Room 805 on the eighth floor of the Pacific Tower in Honolulu, Hawaii on April 24, 2001, at 9:30 a.m. A map showing the location of the meeting site appears on the last page of the Proxy Statement.

  The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items of business to be discussed during the meeting. In addition, we will review significant events of 2000 and their impact on you and your Company. Corporate officers will be available before and after the meeting to talk with you and answer any questions you may have.

  As a stockholder of HEI, it is important that your views be represented. Please help us obtain the quorum needed to conduct business at the meeting by promptly voting your shares.

  I join the management team of HEI in expressing our appreciation for your confidence and support. I look forward to seeing you at the Annual Meeting in Honolulu.

                                        Sincerely,

                                          /s/ Robert F. Clarke


 Recycled
LOGO OF RECYCLED PAPER

--------------------------------------------------------------------------------

Hawaiian Electric Industries, Inc.
900 Richards Street                                           [LOGO OF HEI]
Honolulu, Hawaii 96813

--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING

 Time and date            9:30 a.m. on Tuesday, April 24, 2001

 Place                    Pacific Tower, 1001 Bishop Street, 8th floor,
                          Room 805, Honolulu, Hawaii

 Items of Business        1. Elect five Class II directors.
                          2. Elect KPMG LLP as the Company's independent
                             auditor.
                          3. Transact any other business properly brought
                             before the meeting.

 Record Date              February 14, 2001

 Annual Report            The 2000 Annual Report to Stockholders (Appendix B)
                          and Summary Report to Stockholders, which are not a
                          part of the proxy solicitation material, have been
                          mailed along with this Notice and accompanying Proxy
                          Statement.

 Proxy Voting             It is important that your shares be represented and
                          voted at the Annual Meeting. Stockholders of record
                          may appoint proxies and vote their shares in one of
                          three ways:

                          . Via Internet pursuant to the instructions on the proxy card;
                          . Calling the toll-free number on the proxy card; or . Signing, dating, and mailing the proxy card in the prepaid envelope provided.

                     Stockholders whose shares are held by a bank, broker, or other financial intermediary (street name) should follow the voting instruction card included by the intermediary. If your shares are registered in street name, please bring a letter from the intermediary or provide other evidence of your beneficial ownership if you plan to attend the Annual Meeting.

                     Any proxy may be revoked in the manner described in the accompanying Proxy Statement.

                     By Order of the Board of Directors

                     March 14, 2001         Peter C. Lewis
                                            Vice President-Administration and
                                            Secretary

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Voting Information.........................................................   1
  Purpose..................................................................   1
  Who Can Vote.............................................................   1
  How You Can Vote.........................................................   1
  Revocation of Proxies....................................................   2
  Required Votes...........................................................   2
  Who Will Count the Votes.................................................   2
  Shares Held in Street Name...............................................   2
  Expenses of Solicitation.................................................   3
Proposals You May Vote On..................................................   3
  Election of Class II Directors...........................................   3
  Election of Auditor......................................................   3
Nominees for Class II Directors............................................   4
Continuing Class III Directors.............................................   5
Continuing Class I Directors...............................................   6
Board of Directors.........................................................   7
  Corporate Governance.....................................................   7
  Committees of the Board..................................................   8
  Recommendation for Director Nominee......................................   9
  Attendance at Meetings...................................................   9
  Compensation of Directors................................................   9
  Nonemployee Director Retirement Plan.....................................   9
Indemnification and Limitation of Liability................................  10
Security Ownership of Directors and Executive Officers.....................  11
Section 16(a) Beneficial Ownership Reporting Compliance....................  11
Executive Management Compensation..........................................  12
  Summary Compensation Table...............................................  12
  Option Grants in Last Fiscal Year .......................................  13
  Aggregated Option Exercises and Fiscal Year-End Option Values............  14
  Long-Term Incentive Plan (LTIP) Awards...................................  15
  Pension Plans............................................................  16
  Change-in-Control Agreements ............................................  18
  Compensation Committee Report on Executive Compensation..................  19
  Stockholder Performance Graph............................................  24
Audit Committee Report.....................................................  25
Indebtedness of Management.................................................  27
Transactions with Management and Others....................................  28
Stockholder Proposals for 2002.............................................  28
Other Business.............................................................  28
Appendix A--HEI Audit Committee Charter.................................... A-1

                                Proxy Statement

                               VOTING INFORMATION

Purpose

  Hawaiian Electric Industries, Inc. is soliciting proxies for the Annual Meeting of Stockholders scheduled for April 24, 2001. The mailing address of the principal executive offices of the Company is P.O. Box 730, Honolulu, Hawaii 96808-0730.

  The approximate mailing date for this Proxy Statement, form of proxy, and annual and summary reports to stockholders for the fiscal year ended December 31, 2000, is March 14, 2001. The annual report and summary report are not considered proxy soliciting material.

Who Can Vote

  Stockholders of Common Stock at the close of business on February 14, 2001 (the record date), are entitled to vote. On February 14, 2001, 33,128,022 shares of Common Stock were outstanding. Each stockholder is entitled to one vote for each share held. Under the By-Laws of the Company, stockholders do not have cumulative voting rights in the election of directors.

How You Can Vote

  You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail.

  If you vote over the Internet or by telephone, please follow the instructions included on your proxy card. If your shares are held in street name, please follow the voting instruction card included by your broker or nominee.

  If you vote by mail, sign and date your proxy and return it in the enclosed prepaid envelope. You can specify on your proxy whether your shares should be voted for all, some, or none of the nominees for director. You can also specify whether you approve, disapprove, or abstain from the proposal to elect the Company's independent auditor.

  If you return your signed proxy but do not mark the boxes showing how you wish to vote, we will vote your shares "FOR" the election of all nominees for director and "FOR" the election of the Company's independent auditor.

  You may also vote your shares by attending the meeting and voting in person. In addition, if you wish to give your proxy to someone other than the individuals listed on the enclosed proxy, cross out all three names and insert the name of another person to vote your shares at the meeting.

  Your share ownership is shown on the enclosed proxy, including your shares held in the Dividend Reinvestment and Stock Purchase Plan (DRIP) and the Hawaiian Electric Industries Retirement Savings Plan (HEIRS) (including shares held in the Hawaiian Electric Industries Stock Ownership Plan, formerly the Tax Reduction Act Stock Ownership Plan (TRASOP)). The respective plan trustees will vote the shares of stock held in the Plans according to your directions. For both DRIP and HEIRS (excluding TRASOP), the respective trustees will vote all the shares of Common Stock for which they receive no voting instructions in the same proportion as they vote shares for which they receive instructions. The trustee cannot vote the shares in TRASOP for which it receives no voting instructions.

Revocation of Proxies

  You can revoke your proxy at any time before the Annual Meeting in one of three ways:

        (1) notify the Secretary of the Company in writing;
        (2) return a properly signed, later-dated proxy; or
        (3) vote in person at the meeting.

Required Votes

  A quorum is needed to transact business at the Annual Meeting. A majority of the outstanding shares present in person or represented by proxy constitutes a quorum. The affirmative vote of more than 50% of the quorum is required to elect the Class II directors and the Company's independent auditor. Abstentions are counted as "shares present" at the meeting in determining whether a quorum exists and have the effect of a vote against any proposal.

Who Will Count the Votes

  Corporate Investor Communications, Inc. will act as tabulator for broker and bank proxies and Proxy Services Corporation will act as tabulator for the proxies of the other stockholders of record. Your identity and vote will not be disclosed to persons other than those acting as tabulators except as follows:

(1) as required by law;

(2) to verify the validity of proxies and the results of the voting in the case of a contested proxy solicitation; or

(3) when you write a comment on the proxy form.

Shares Held in Street Name

  If your shares are held in the name of a brokerage firm or trustee or other holder of record and you bring a letter from the holder of record or other evidence of your beneficial ownership, you are invited to attend the meeting. However, you may not vote at the meeting unless you obtain a legal proxy from the brokerage firm or trustee.

  Under New York Stock Exchange rules, your broker or nominee may vote your shares on routine matters (such as the election of directors and the independent auditor) if you do not give your broker or nominee specific instructions. A broker does not have discretionary voting power with respect to nonroutine proposals and cannot vote on these matters if you do not send the broker your instructions. This is referred to as a "broker nonvote" and will be considered as "shares present" at the meeting in determining whether a quorum exists. Broker nonvotes, if any, have the effect of a vote to withhold authority in connection with the election of directors and the effect of a vote against other proposals at the meeting.

Expenses of Solicitation

  The Company pays all expenses of the proxy solicitation. We hired Corporate Investor Communications, Inc. to assist in the distribution of proxy materials and solicitation of votes for $4,000 plus reasonable out-of-pocket expenses. In addition, we will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their expenses to forward proxy and solicitation material to stockholders.

                           PROPOSALS YOU MAY VOTE ON

1. Election of Class II Directors

  The Board of Directors currently consists of 12 individuals who are divided into three classes: Class I, Class II and Class III with the term of office of one class expiring each year. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has voted not to fill, at this time, the position being vacated by Richard Henderson, who has reached the mandatory retirement age as specified by Board resolution. Therefore, the size of the Board will decrease from 12 to 11 immediately following Mr. Henderson's retirement on April 24, 2001, and the size of Class III will be reduced to three.

  The five Class II nominees being proposed for election at this Annual Meeting are Victor Hao Li, T. Michael May, Diane J. Plotts, Kelvin H. Taketa, and Jeffrey N. Watanabe. Each of the nominees is currently a member of the Board of Directors and has consented to serve for a new three-year term expiring at the 2004 Annual Meeting. If a nominee is unable to stand for election, the proxy holders listed in the proxy may vote in their discretion for a suitable substitute.

  Terms for Class III directors will expire in 2002 and for Class I directors in 2003.

  Detailed information on each nominee and director is provided on pages 4 to 6.

  YOUR BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE CLASS II DIRECTORS.

2. Election of Auditor

  The firm of KPMG LLP, independent certified public accountants, has been the auditor of the Company since 1981. The Board of Directors, upon the recommendation of its Audit Committee, recommends the election of KPMG LLP as the auditor of the Company for fiscal year 2001 and thereafter until its successor is elected. Representatives of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions.

  YOUR BOARD RECOMMENDS THAT YOU VOTE FOR KPMG LLP AS AUDITOR OF THE COMPANY.

                        NOMINEES FOR CLASS II DIRECTORS

 Terms would end at the 2004 Annual Meeting.


[Picture of      [Picture of   [Picture of    [Picture of      [Picture of
 Victor Hao Li]   T. Michael    Diane J.       Kelvin H.        Jeffrey N.
                  May]          Plotts]        Taketa]          Watanabe]

 Victor Hao      T. Michael      Diane J.        Kelvin H.       Jeffrey N.
 Li, S.J.D.      May             Plotts          Taketa          Watanabe
 Age 59          Age 54          Age 65          Age 46          Age 58

 Director        Director        Director        Director        Director
 Since 1988      Since 1995      Since 1987      Since 1993      Since 1987

 Co-chairman,    Senior vice     Business ad-    President       Partner in
 Asia Pacific    president of    visor since     and chief       the law firm
 Consulting      the Company.    2000. Gen-      executive       of Watanabe,
 Group. Gen-     President,      eral partner    officer of      Ing &
 eral manag-     chief execu-    of Mideast      the Hawaii      Kawashima.
 er, Smile       tive officer    and China       Community        Director of
 Train, China.   and director    Trading Com-    Foundation.     Hawaiian
  Director of    of Hawaiian     pany, for-      Vice presi-     Electric
 Hawaiian        Electric        merly known     dent and di-    Company,
 Electric In-    Company,        as Hemmeter     rector of       Inc.,
 dustries        Inc. and        Investment      the Asia Pa-    American
 Charitable      chairman of     Company from    cific Re-       Savings
 Foundation,     the boards      1993 to         gion, The       Bank,
 HEI Power       of Maui         2000.           Nature Con-     F.S.B., HEI
 Corp. Trust-    Electric         Director of    servancy        Power Corp.,
 ee, Japan-      Company,        Hawaiian        from 1989 to    Hawaiian
 America In-     Limited and     Electric        1998.           Electric In-
 stitute of      Hawaii Elec-    Company,         Director of    dustries
 Management      tric Light      Inc., Ameri-    HEI Power       Charitable
 Science.        Company,        can Savings     Corp.,          Foundation,
 Consulting      Inc.            Bank,           HISCO, Ltd.,    American
 Professor of     Director of    F.S.B.,         Hookupu         Classic Voy-
 Law, Stan-      Hawaiian        Hawaii          Fund, and       ages, First
 ford Univer-    Electric In-    Health Sys-     Civic           Insurance
 sity.           dustries        tems Corpo-     Ventures.       Company of
                 Charitable      ration,                         Hawaii, and
                 Foundation,     Plaza Club,                     Grace Pa-
                 HEI Power       and Honolulu                    cific Corpo-
                 Corp., and      Country                         ration.
                 the Electric    Club. Trust-                     Member, Ad-
                 Power Re-       ee,                             visory
                 search In-      Kamehameha                      Board, Oce-
                 stitute.        Schools.                        anic Cable-
                 Member, Boy                                     vision.
                 Scouts of                                       Trustee,
                 America-                                        Children and
                 Aloha Coun-                                     Youth Foun-
                 cil Execu-                                      dation of
                 tive Board                                      the Philip-
                 and Japanese                                    pines and
                 Chamber of                                      Hawaii Com-
                 Commerce.                                       munity Foun-
                 Trustee,                                        dation.
                 Academy of                                      Chair, Ses-
                 the Pacific.                                    ame Work-
                                                                 shop, The
                                                                 Consuelo
                                                                 Zobel Alger
                                                                 Foundation,
                                                                 and The Na-
                                                                 ture Conser-
                                                                 vancy of
                                                                 Hawaii.

                         CONTINUING CLASS III DIRECTORS

Directors continuing in office with terms ending at the 2002 Annual Meeting.

[Picture of          [Picture of           [Picture of
 Don E. Carrol]       Bill D. Mills]        Oswald K. Stender]

Don E.                Bill D.               Oswald K.
Carroll               Mills                 Stender
Age 59                Age 49                Age 69

Director              Director              Director
Since 1996            Since 1988            Since 1993

President,            Chairman of           Real estate
chief execu-          the board             consultant
tive offi-            and chief             since June
cer, and di-          executive             1999. Trust-
rector of             officer of            ee, Office of
Oceanic Ca-           Bill Mills            Hawaiian Af-
blevision.            Development           fairs since
Vice presi-           and Invest-           November
dent of Time          ment Compa-           2000. Trust-
Warner Ca-            ny, Inc.              ee,
ble.                   Director,            Kamehameha
 Director of          Grace Pa-             Schools/
Pacific               cific Corpo-          Bishop Estate
Guardian              ration.               from January
Life and              Trustee,              1990 to May
American Red          Hawaii Pa-            1999.
Cross--               cific Uni-             Director of
Hawaii Chap-          versity,              Hawaiian
ter. Secre-           St. Andrew's          Electric In-
tary-trea-            Priory, and           dustries
surer and             The Nature            Charitable
director of           Conservancy           Foundation,
the Hawaii            of Hawaii.            Grace Pacific
Cable Tele-           Member,               Corporation,
vision Asso-          Board of              Hawaii Commu-
ciation.              Governors,            nity Rein-
Treasurer             Iolani                vestment
and director          School and            Corp., Bishop
of Aloha              Hawaii Com-           Museum,
United Way.           munity Foun-          Friends of
Past presi-           dation.               Iolani Pal-
dent and di-                                ace, and
rector of                                   U.S.S. Mis-
Hawaii Na-                                  souri Founda-
ture Center.                                tion. Trust-
Chairman,                                   ee, Cash As-
Oceanic Ca-                                 sets Trust,
ble Founda-                                 Hawaiian Tax-
tion. Past                                  Free Trust,
president,                                  Pacific Capi-
Boy Scouts                                  tal Funds,
of America-                                 and Kahi
Aloha Coun-                                 Mohala
cil and The                                 (Sutter
200 Club Ad-                                Health Pacif-
visory                                      ic). Member,
Board. Mem-                                 Board of Gov-
ber, Hawaii                                 ernors,
Business                                    Iolani School
Roundtable.                                 and East-West
                                            Center Foun-
                                            dation.

                          CONTINUING CLASS I DIRECTORS

Directors continuing in office with terms ending at the 2003 Annual Meeting.

[Picture of              [Picture of               [Picture of
 Robert F. Clarke]        A. Maurice Myers]         James K. Scott]

Robert F.                 A. Maurice                James K. Scott,
Clarke                    Myers                     Ed.D.
Age 58                    Age 60                    Age 49

Director Since            Director Since            Director Since
1989                      1991                      1995

Chairman,                 Chairman,                 President of
president and             president and             Punahou
chief execu-              chief                     School.
tive officer              executive                  Director of
of the Compa-             officer of                Hawaiian
ny.                       Waste                     Electric
 Chairman of              Management,               Company, Inc.,
the board of              Inc.                      Pacific and
Hawaiian                  (environmental            Asian Affairs
Electric                  services),                Council, and
Company, Inc.,            Houston,                  Hawaii Public
American                  Texas, since              Television.
Savings Bank,             November 1999.            President,
F.S.B., and               Chairman,                 Hawaii
HEI Power                 president and             Association of
Corp.                     chief                     Independent
President and             executive                 Schools.
director of               officer of                Member,
Hawaiian                  Yellow                    Hawaiian
Electric                  Corporation               Educational
Industries                from April                Council and
Charitable                1996 to                   Young
Foundation and            November 1999.            Presidents
Hycap                      Director of              Organization.
Management,               Pleasant
Inc. Director             Holidays,
of Aloha                  Cheap Tickets,
United Way.               Inc., and
Chairman,                 Greater
Advisory Board            Houston
for the                   Partnership.
College of
Business
Administration
at the
University of
Hawaii--Manoa.
Member,
Oceanic
Cablevision
Advisory
Board, Hawaii
Business
Roundtable,
Council on
Revenues for
the State of
Hawaii, and
Air Force
Civilian
Advisory
Council.
Trustee, The
Nature
Conservancy of
Hawaii, Straub
Foundation,
and Hawaii
Pacific
University.

                               BOARD OF DIRECTORS

Corporate Governance

  The management of the Company periodically reviews trends in corporate governance with the Board. The Board of Directors has adopted an annual process of evaluating the operations of the Board as a whole and each director currently rates the following:

  . mechanics of Board meetings (length of meetings, number of meetings, adequacy of pre-meeting information, quality of presentations, communications between meetings);

  . meeting content/conduct (topics covered, amount of detail, climate for open debate, time for discussion);

  . Board organization/operation (size, mandatory retirement at age 70, committee structure, exposure and access to management, and skills, diversity and experience of directors);

  . Board practices (executive compensation, executive succession planning, selection of committee members, criteria for the selection and retention of directors, compensation of directors); and

  . overall performance of directors (understanding the business and strategies, doing their homework, asking good questions, sharing insights, attending meetings and keeping current on issues affecting the business).

  The Board also adopted an annual process for evaluating those directors whose terms expire at the next Annual Meeting. The directors evaluate themselves on various factors, including meeting preparation, attendance, participation at meetings, and knowledge of issues and trends affecting the Company. The evaluation forms for the Board as a whole and individual directors are then submitted to the Nominating and Corporate Governance Committee before directors are nominated for reelection to the Board. After reviewing the comments received, the Nominating and Corporate Governance Committee recommends to the Board any procedures and practices to be adopted to improve the operations of the Board. The Chairman of the Nominating and Corporate Governance Committee may meet with individual directors to discuss their performance.

Committees of the Board

  The Board of Directors has four standing committees: Audit, Compensation, Executive, and Nominating and Corporate Governance. The names of the members and the number of meetings held in 2000 are shown in the table below:

                                                             Nominating
                                                                and
                                                             Corporate
                Name           Audit  Compensation Executive Governance
    -------------------------------------------------------------------
      Don E. Carroll                        X                     X
    -------------------------------------------------------------------
      Robert F. Clarke*                                 X
    -------------------------------------------------------------------
      Richard Henderson           X**                   X**
    -------------------------------------------------------------------
      Victor Hao Li               X
    -------------------------------------------------------------------
      T. Michael May*
    -------------------------------------------------------------------
      Bill D. Mills               X         X                     X
    -------------------------------------------------------------------
      A. Maurice Myers                      X                     X
    -------------------------------------------------------------------
      Diane J. Plotts             X         X**         X
    -------------------------------------------------------------------
      James K. Scott              X
    -------------------------------------------------------------------
      Oswald K. Stender                     X                     X
    -------------------------------------------------------------------
      Kelvin H. Taketa            X
    -------------------------------------------------------------------
      Jeffrey N. Watanabe                               X         X**
    -------------------------------------------------------------------
      Number of Meetings in
       2000                       5         2           0         1

--------
 *Employee director

**Committee chair

  The Audit Committee reviews the Company's auditing, accounting, financial reporting, and internal control functions. All members of the committee are nonemployee directors. See pages 25 and 26 for the Audit Committee Report and Appendix A for the Audit Committee Charter.

  The Compensation Committee reviews the current salary administration policies and compensation strategy for the Company. All members of the committee are nonemployee directors. The Compensation Committee annually evaluates the performance of the Chairman. At least once a year, the Compensation Committee meets in executive session with the other nonemployee directors of the Board to discuss the Chairman's compensation and to evaluate the Chairman's performance. See pages 19 to 23 for the Compensation Committee Report on Executive Compensation.

  The Executive Committee possesses and exercises the authority of the Board as delegated by the Board and is responsible for considering and making recommendations to the Board regarding any questions concerning the business and affairs of the Company. The Committee is comprised of nonemployee directors and the Chairman.

  The Nominating and Corporate Governance Committee reviews and recommends to the Board of Directors the slate of nominees to be submitted to the stockholders for election at the next Annual Meeting. All members of the committee are nonemployee directors. See page 7 for a discussion concerning the involvement of this Committee on matters relating to corporate governance.

Recommendation for Director Nominee

  You can recommend any person as a nominee for director of HEI by writing to the Nominating and Corporate Governance Committee, in care of the Secretary, Hawaiian Electric Industries, Inc., P. O. Box 730, Honolulu, Hawaii 96808-0730. Recommendations must be received by December 12, 2001 for consideration by the Committee for the 2002 Annual Meeting of Stockholders. The recommendation must include the nominee's qualifications and other relevant biographical information and confirmation of the nominee's consent to serve.

Attendance at Meetings

  In 2000, there were ten regular monthly meetings and two special meetings of the Board of Directors. All directors attended at least 75% of the combined total meetings of the Board and Board committees on which they served.

Compensation of Directors

  Nonemployee directors of the Company received the following compensation for their services as directors during 2000 (employee members of the Board of Directors receive no additional compensation for service as directors).

Compensation                                                  Amount
------------                                                ----------
Annual HEI Common Stock Grant                               300 shares(1)
Annual Board Retainer                                          $20,000(2)
Board Attendance Fee (per meeting)                               1,000(3)
Committee Attendance Fee (per meeting)                           1,000(3)
Committee Attendance Fee for Committee Chair (per meeting)       2,000(3)

----------
(1) The Board of Directors adopted the 1999 Nonemployee Company Director Stock Grant Plan, whereby an annual 300-share stock grant is made to participating directors for the purpose of further aligning directors' and stockholders' interests in improving stockholder value.

(2) Paid quarterly in cash installments. In order to receive the fourth quarter installment, directors are required to have attended at least 75% of the combined total of all Board meetings and all meetings of Board committees on which they serve.

(3) In the case of multiple meetings on the same day, only one fee is paid.

Nonemployee Director Retirement Plan

  The Nonemployee Director Retirement Plan (which was approved by the stockholders on April 17, 1990) provides certain retirement benefits to nonemployee directors of the Company or any subsidiary of the Company upon retirement from service as a director. The Plan provides an annual payment to each director who serves for at least 5 consecutive years and meets other requirements of the Plan in an amount equal to the annual retainer which was in effect in the year that the nonemployee director retired. The payments are for a period equal to the number of years of active service accumulated and terminate in the event of the director's death.

  At the meeting of the Board of Directors on December 17, 1996, the Board voted to terminate the Nonemployee Director Retirement Plan as described above, and pay the present value of the accrued retirement benefits to directors age 55 or younger or with 5 years of service or less as of April 22, 1997.

  The retirement benefits for all other directors (Mr. Myers and Ms. Plotts) were frozen as of December 31, 1996, and will be paid according to the terms of the Plan based on the $15,000 annual retainer in effect on December 31, 1996. The right of previously retired directors to receive benefits continues according to the Plan.

                  INDEMNIFICATION AND LIMITATION OF LIABILITY

  The Company entered into Indemnity Agreements with each of its directors and executive officers as approved by stockholders at the 1989 Annual Meeting. The Indemnity Agreement provides for mandatory indemnification of the director or officer to the fullest extent permitted by law. This includes indemnification against all expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred. The Indemnity Agreement also provides for the mandatory payment of expenses incurred by the director or officer in defending a proceeding. However, these expenses must be repaid if it is later determined that the officer or director is not entitled to indemnification.

  The Indemnity Agreement excludes indemnification for:

  . proceedings initiated by the officer or director unless the Board of Directors determines indemnification to be appropriate;

  . amounts covered by insurance;

  . profits made from the purchase or sale of stock by a director or officer which are subject to the "short-swing profits" liability provisions of federal or state securities laws;

  . an action or omission by the officer or director determined to be willful misconduct or to have been knowingly fraudulent or deliberately dishonest; or

  . if an appropriate court determines that such indemnification is not permitted by law.

  At the 1990 Annual Meeting, the stockholders approved a proposal to amend the Restated Articles of Incorporation of the Company to add a new Article Fourteenth eliminating the personal liability of its directors for monetary damages to the fullest extent permitted by Hawaii law.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  The following table shows how many shares of HEI Common Stock were owned as of February 14, 2001 by each director, Named Executive Officer (as listed in the Summary Compensation Table on page 12) and by all directors and executive officers as a group.

           Amount of Common Stock and Nature of Beneficial Ownership

----------------------------------------------------------------------------------------------------------
  Name of Individual       Sole Voting or   Shared Voting or   Other Beneficial
       or Group           Investment Power Investment Power(1)   Ownership(2)   Stock Options(3)  Total
-----------------------------------------------------------------------------------------------------------
Nonemployee directors
Don E. Carroll                  2,788                                                              2,788
Richard Henderson               3,042                                                              3,042
Victor Hao Li                                     4,178               352                          4,530
Bill D. Mills                   5,111                                   5                          5,116
A. Maurice Myers                7,051                                                              7,051
Diane J. Plotts                 2,790                                                              2,790
James K. Scott                  2,177                                                              2,177
Oswald K. Stender               4,948                                                              4,948
Kelvin H. Taketa                2,110                                                              2,110
Jeffrey N. Watanabe             3,406               266                 2                          3,674
Employee directors and
 Named Executive
 Officers
Robert F. Clarke               19,656                                               119,367      139,023
T. Michael May                  6,611                                                49,514       56,125
Other Named Executive
 Officers
Peter C. Lewis                  2,862                                 367             7,724       10,953
Wayne K. Minami                 2,131                               9,191            46,538       57,860
Robert F. Mougeot                                 6,324                              19,826       26,150
All directors and
 executive officers as a
 group (18 persons)            70,083            10,768             9,917           273,626      364,394(4)

----------

(1) Shares registered in name of the individual and spouse.

(2) Shares owned by spouse, children or other relatives sharing the home of the director or officer in which the director or officer disclaims personal interest.

(3) Stock options, including accompanying dividend equivalent shares, exercisable within 60 days after February 14, 2001, under the 1987 Stock Option and Incentive Plan (as amended and restated effective February 20,
    1996).

(4) The directors and executive officers of HEI as a group beneficially owned 1.10% of HEI Common Stock on February 14, 2001 and no director or officer owned more than .42% of such stock.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Based on a review of forms filed by its reporting persons during the last fiscal year, the Company believes that they complied with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

                       EXECUTIVE MANAGEMENT COMPENSATION

Summary Compensation Table

  The following summary compensation table shows the annual and long-term compensation of the chief executive officer and the four other most highly compensated executive officers of the Company and its subsidiaries serving during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                       Long-Term
                                      Annual Compensation            Compensation

                               -----------------------------------------------------
                                                                   Awards    Payouts

                                                                   -----------------
                                                                 Securities
                                                  Other Annual   Underlying    LTIP       All Other
  Name and Principal            Salary  Bonus(1)   Compensation  Options(2) Payouts(3) Compensation(4)
       Position         Year     ($)      ($)          ($)           (#)       ($)           ($)
------------------------------------------------------------------------------------------------------
  Robert F. Clarke      2000   $604,000 $    -0-      $-0-         50,000    $    --       $35,120
  Chairman, President
   & CEO                1999    532,000  427,349       -0-         50,000      87,487       28,503
                        1998    490,000  138,237       -0-         20,000     107,973       24,192

------------------------------------------------------------------------------------------------------
  T. Michael May        2000    408,000   62,971       -0-         20,000         --        17,117
  Senior Vice
   President;           1999    372,000  211,652       -0-         20,000      41,256       14,400
  President & CEO,
   HECO                 1998    325,000   92,425       -0-         12,000      55,973       11,612

------------------------------------------------------------------------------------------------------
  Wayne K. Minami       2000    333,000  147,884       -0-         20,000         --           N/A
  President & CEO,      1999    303,000  156,013       -0-         20,000      18,792          N/A
  American Savings
   Bank,                1998    267,000      -0-       -0-         10,000      21,114          N/A
  F.S.B.

------------------------------------------------------------------------------------------------------
  Robert F. Mougeot     2000    253,000      -0-       -0-          7,000         --        14,711
  Financial Vice
   President,           1999    245,000   96,135       -0-          7,000      28,404       13,126
  Treasurer and Chief   1998    238,000   39,077       -0-          5,000      38,750       11,750
  Financial Officer

------------------------------------------------------------------------------------------------------
  Peter C. Lewis        2000    217,000      -0-       -0-          5,000         --        24,632
  Vice President --     1999    209,000   77,804       -0-          5,000      23,544       21,807
  Administration and    1998    203,000   36,844       -0-          5,000      32,126       19,480
  Secretary

----------

(1) The Named Executive Officers are eligible for an incentive award under the Company's annual Executive Incentive Compensation Plan (EICP). EICP bonus payouts are reflected as compensation for the year earned.

(2) Options granted for the three-year period 1998-2000 contained dividend equivalents as further described below under the heading Option Grants in Last Fiscal Year.

(3) Long-Term Incentive Plan (LTIP) payouts are determined in the second quarter of each year for the three-year cycle ending on December 31 of the previous calendar year. If there is a payout, the amount is reflected as LTIP compensation in the table for the previous year for the Named Executive Officers. In April 1999, LTIP payouts were made for the 1996-1998 performance cycle and are reflected as LTIP compensation in the table for 1998. In April 2000, LTIP payouts were made for the 1997-1999 performance cycle and are reflected as LTIP compensation in the table for 1999. The determination of whether there will be a payout under the 1998-2000 LTIP will not be made until the second quarter of this year.

(4) Represents amounts accrued each year by the Company for certain preretirement death benefits provided to the Named Executive Officers, except Mr. Minami, as described in the Compensation Committee Report on page 22 under the heading, "Other Compensation Plans."


Option Grants in Last Fiscal Year

  The following table presents information on the nonqualified stock options which were granted to the five Named Executive Officers on April 24, 2000. The practice of granting stock options, which include dividend equivalent shares, has been followed each year since 1987.

                       OPTION GRANTS IN LAST FISCAL YEAR

                            Number of
                            Securities  Percent of                             Grant
                            Underlying Total Options                            Date
                             Options    Granted to   Exercise                 Present
                            Granted(1) Employees in    Price     Expiration   Value(2)
   Name                        (#)      Fiscal Year  ($/share)      Date        ($)
   ----                     ---------- ------------- --------- -------------- --------
   Robert F. Clarke........   20,000         13%      $29.48   April 24, 2010 $215,600
   Robert F. Clarke........   10,000          7        30.00   April 24, 2010  105,100
   Robert F. Clarke........   10,000          7        32.00   April 24, 2010   94,700
   Robert F. Clarke........   10,000          7        34.00   April 24, 2010   84,800
   T. Michael May..........   20,000         13        29.48   April 24, 2010  215,600
   Wayne K. Minami.........   20,000         13        29.48   April 24, 2010  215,600
   Robert F. Mougeot.......    7,000          5        29.48   April 24, 2010   75,460
   Peter C. Lewis..........    5,000          3        29.48   April 24, 2010   53,900

----------

(1) For the 72,000 option shares granted with an exercise price of $29.48 per share and for each 10,000 option shares granted with exercise prices of $30.00 per share, $32.00 per share and $34.00 per share, to the Named Executive Officers, additional dividend equivalent shares are granted at no additional cost throughout the four-year vesting period (vesting in equal installments) which begins on the date of grant. Dividend equivalents are computed, as of each dividend record date, both with respect to the number of shares under the option and with respect to the number of dividend equivalent shares previously credited to the participant and not issued during the period prior to the dividend record date. Accelerated vesting is provided in the event a Change-in-Control occurs. No stock appreciation rights have been granted under the Company's stock option plans.

(2) Based on a Binomial Option Pricing Model, which is a variation of the Black-Scholes Option Pricing Model. For the stock options granted on April 24, 2000, with a 10-year option period, an exercise price of $29.48, and with additional dividend equivalent shares granted for the first four years of the option, the Binomial Value adjusted for forfeiture risk is $10.78 per share. The following assumptions were used in the model: Stock Price:
     $33.44; Exercise Price: $29.48; Term: 10 years; Volatility: 0.1654; Interest Rate: 6.28%; and Dividend Yield: 6.81%. The following were the valuation results: Binomial Option Value: $5.56; Dividend Credit Value:
     $5.22; and Total Value $10.78.

   The same assumptions except for exercise price were used for the following stock options. For the stock options granted on April 24, 2000, with an exercise price of $30.00, the following were the valuation results: Binomial Option Value: $5.33; Dividend Credit Value: $5.18; and Total Value $10.51. For the stock options granted on April 24, 2000, with an exercise price of $32.00, the following were the valuation results: Binomial Option Value:
   $4.51; Dividend Credit Value: $4.96; and Total Value $9.47. For the stock options granted on April 24, 2000, with an exercise price of $34.00, the following were the valuation results: Binomial Option Value: $3.84; Dividend Credit Value: $4.64; and Total Value $8.48.

Aggregated Option Exercises and Fiscal Year-End Option Values

  The following table shows the stock options, including dividend equivalents, exercised by the Named Executive Officers in 2000. Also shown is the number of securities underlying unexercised options and the value of unexercised in the money options, including dividend equivalents, at the end of 2000. Under the Stock Option and Incentive Plan, dividend equivalents have been granted to each of the Named Executive Officers as part of the stock option grant, except for Mr. May's 1995 stock option grant and a one-time, premium-priced grant to Mr. Clarke in May 1992.

  Dividend equivalents permit a participant who exercises a stock option to obtain at no additional cost, in addition to the option shares, the amount of dividends declared on the number of shares of Common Stock with respect to which the option is exercised during the period between the grant and the exercise of the option. Dividend equivalents are computed, as of each dividend record date throughout the four-year vesting period (vesting in equal installments), which begins on the date of grant, both with respect to the number of shares underlying the option and with respect to the number of dividend equivalent shares previously credited to the Named Executive Officer and not issued during the period prior to the dividend record date.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     Number of Securities
                                                                    Underlying Unexercised       Value of Unexercised
                                                                      Options (Including         In the Money Options
                                                                    Dividend Equivalents)  (Including Dividend Equivalents)
                                  Dividend                 Value      at Fiscal Year-End        at Fiscal Year-End(1)
                       Shares    Equivalents   Value     Realized   ---------------------- --------------------------------
                      Acquired    Acquired    Realized  On Dividend      Exercisable/                Exercisable/
                     On Exercise On Exercise On Options Equivalents     Unexercisable               Unexercisable
Name                     (#)         (#)        ($)         ($)              (#)                         ($)
----                 ----------- ----------- ---------- ----------- ---------------------- --------------------------------
Robert F. Clarke....      --          --      $    --     $   --       158,180/114,098             $887,584/727,098
T. Michael May......      --          --           --         --        41,441/ 49,365              344,706/368,166
Wayne K. Minami.....      --          --           --         --        40,486/ 46,854              367,559/350,389
Robert F. Mougeot...      --          --           --         --        22,980/ 18,023              217,314/133,243
Peter C. Lewis......    6,250       1,954      (17,063)    63,505        9,324/ 14,204               70,423/102,999

---------

(1) Value based on closing price of $37.19 per share on the New York Stock Exchange on December 31, 2000.

Long-Term Incentive Plan (LTIP) Awards

  The table on page 16 lists the LTIP awards made to the Named Executive Officers during 2000. The table shows potential payments that are tied to the achievement of better than average performance over a three-year period (2000-
2002) relating to two separate goals for all the Named Executive Officers except Mr. May and Mr. Minami, who have a third goal in addition to the two goals listed immediately below.

  The two goals are (1) return on average common equity (weighted 60%), and (2) total return to shareholders (weighted 40%). The weighting of each goal applies to all the Named Executive Officers except Mr. May and Mr. Minami. The Company's performance for the return on average common equity goal is based on an internal goal. The Company's performance for the total return to shareholders goal is measured against the Edison Electric Institute Index of Investor-Owned Electric Companies (Peer Group) as of December 31, 2002. This is the same Peer Group used for the Stockholder Performance Graph shown on page
24. However, the performance of the LTIP Peer Group is calculated on a noncapitalized weighted basis whereas the Stockholder Performance Graph Peer Group is calculated on a capitalized weighted basis. The LTIP uses a noncapitalized weighted basis so as not to give a disproportionate emphasis to the larger companies in the Edison Electric Institute Index. For Mr. May and Mr. Minami, the two goals set forth above are weighted (1) return on average common equity (30%), and (2) total return to shareholders (20%). Mr. May's third goal (weighted 50%) is based on a prorated percent of allowed return on average common equity for Hawaiian Electric Company, Inc. and subsidiaries (consolidated HECO) for the same three-year LTIP cycle. Mr. Minami's third goal (weighted 50%) is based on a return on average common equity for American Savings Bank, F.S.B. (ASB) for the same three-year LTIP cycle.

  The threshold for minimum awards with respect to the return on average common equity goal for the Company is 10.75%. The threshold minimum award with respect to the total return to shareholders will be earned if the Company's performance is at the 40th percentile of the Peer Group. Mr. May's threshold minimum for his third goal, which must be achieved in at least two out of three years during the LTIP cycle, is a prorated percent of allowed return on average common equity for consolidated HECO of 90%. Mr. Minami's threshold minimum for his third goal, which must be achieved in at least two out of three years during the LTIP cycle, is a return on average common equity for ASB of 12%. Maximum awards with respect to the return on average common equity goal will be earned if the Company's return on average common equity is 12.5%. Maximum awards with respect to the total return to shareholders will be earned if the Company's performance is measured at the 70th percentile of the Peer Group. For Mr. May, the maximum award on his third goal will be earned if the prorated percent of allowed return on average common equity for consolidated HECO equals 100%. For Mr. Minami, the maximum award on his third goal will be earned if the return on average common equity for ASB equals 16%. Earned awards are distributed in the form of 60% cash and 40% HEI Common Stock with the maximum award level for each Named Executive Officer ranging from 75% to 100% of the midpoint of the officer's salary grade range at the end of the three-year performance period.

             LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR

                                                     Estimated Future Payouts
                                                  ------------------------------
                                   Three-Year       Minimum
                                Performance Cycle Threshold(1)  Target  Maximum
Name                               Ending Date        ($)        ($)      ($)
----                            ----------------- ------------ -------- --------
Robert F. Clarke...............     12/31/02        $218,460   $440,230 $662,000
T. Michael May.................     12/31/02         103,250    206,500  309,750
Wayne K. Minami................     12/31/02          94,000    188,000  282,000
Robert F. Mougeot..............     12/31/02          71,000    142,000  213,000
Peter C. Lewis.................     12/31/02          58,750    117,500  176,250

----------
(1) Assumes meeting minimum threshold on all goals; however, if only one goal (weighted 40%) is met, the minimum threshold estimated future payout would be: Mr. Clarke -- $87,384; Mr. Mougeot -- $28,400; and Mr. Lewis --
     $23,500. For Mr. May and Mr. Minami, if only one goal (weighted 20%) is met, the minimum threshold estimated future payout would be $20,650 for Mr. May and $18,800 for Mr. Minami. There is no LTIP payout unless the minimum threshold is met on at least one of the goals.

Pension Plans

  All regular employees (including the Named Executive Officers) are covered by noncontributory, qualified defined benefit pension plans. The plans provide retirement benefits at normal retirement (age 65), reduced early retirement benefits and death benefits. The Named Executive Officers except Mr. Minami participate in the Retirement Plan for Employees of HEI and Participating Subsidiaries (HEI Plan). Mr. Minami is a participant in the American Savings Bank Retirement Plan (ASB Plan). Mr. Clarke and Mr. May also participate in the HEI Supplemental Executive Retirement Plan (HEI SERP) and Mr. Minami also participates in the ASB Supplemental Retirement, Disability, and Death Benefit Plan (ASB SERP) (see pages 17 and 18).

  Some executives are affected by Internal Revenue Code limitations on qualified plan benefits. They are, therefore, also covered under the HEI Excess Benefit Plan (Excess Plan) and the HEI Excess Pay Supplemental Executive Retirement Plan (Excess Pay SERP), which are noncontributory, nonqualified plans.

  The following table shows estimated annual pension benefits payable at retirement under the HEI Plan, Excess Plan and Excess Pay SERP based on base salary that is covered under the three plans and years of service with the Company and all of its subsidiaries.

                               PENSION PLAN TABLE

                                              Years of Service
                            ----------------------------------------------------
Remuneration                   5       10       15       20       25       30
------------                ------- -------- -------- -------- -------- --------
$200,000................... $20,400 $ 40,800 $ 61,200 $ 81,600 $102,000 $122,400
 250,000...................  25,500   51,000   76,500  102,000  127,500  153,000
 300,000...................  30,600   61,200   91,800  122,400  153,000  183,600
 350,000...................  35,700   71,400  107,100  142,800  178,500  214,200
 400,000...................  40,800   81,600  122,400  163,200  204,000  244,800
 450,000...................  45,900   91,800  137,700  183,600  229,500  275,400
 500,000...................  51,000  102,000  153,000  204,000  255,000  306,000
 550,000...................  56,100  112,200  168,300  224,400  280,500  336,600
 600,000...................  61,200  122,400  183,600  244,800  306,000  367,200

  The HEI Plan provides a monthly retirement pension for life. Benefits are determined by multiplying years of credited service and 2.04% (not to exceed 67%) times the participant's Final Average Compensation (average base salary for any consecutive 36 months out of the last 10 years that produces the highest monthly average). As of December 31, 2000, the Named Executive Officers had the following number of years of credited service under the HEI Plan: Mr. Clarke, 13 years; Mr. May, 8 years; Mr. Mougeot, 12 years; and Mr. Lewis, 32 years.

  Benefits under the ASB Plan are determined by multiplying years of credited service (not to exceed 35 years) and 1.5% times the participant's Final Average Compensation (average compensation for the highest five of the last ten years of credited service). As of December 31, 2000, Mr. Minami had 14 years of credited service under the ASB Plan. His estimated annual benefit payable in the form of a single life annuity projected to age 65 is $57,180 based on his current compensation level.

  Internal Revenue Code of 1986, as amended (IRC) Section 415 limits the retirement benefit that a participant can receive from qualified retirement plans such as the HEI Plan and ASB Plan. The limit for 2000 is $135,000 per year at age 65. The Company adopted the Excess Plan to provide benefits that cannot be paid from the qualified plans due to this maximum limit, based on the same formula as the qualified plans.

  IRC Section 401(a) limits a participant's compensation that can be recognized under qualified retirement plans. The limit on the maximum compensation for 2000 under IRC Section 401(a) is $170,000. The Company adopted the Excess Pay SERP to provide benefits that cannot be paid from the qualified plans due to the maximum compensation limit under IRC Section 401(a), based on the same formula as the qualified plans.

  The Company also maintains two supplemental executive retirement plans (HEI SERP and ASB SERP) for certain executive officers. Mr. Clarke and Mr. May participate in the HEI SERP and Mr. Minami participates in the ASB SERP. Benefits under the HEI SERP and ASB SERP are in addition to qualified retirement benefits payable from the HEI Plan, the ASB Plan and Social Security.

  Under the HEI SERP, the executive is eligible to receive, at age 60, a benefit of up to 60% (depending on years of credited service) of the participant's average compensation, which includes amounts received under the annual EICP in the highest three out of the last five years of service. The benefit payable under the HEI SERP is reduced by the participant's primary Social Security benefit and the benefit payable from the HEI Plan, but in no event is it less than the benefit payable under the HEI Plan (before any IRC Sections 415 and 401(a) reductions). The HEI SERP provides for reduced early retirement benefits at age 50 with 15 years of service or age 55 with five years of service, and survivor benefits in the form of an annuity in the event of the participant's death after becoming eligible for early retirement. The overall total retirement benefits payable to Mr. Clarke in the form of a straight life annuity projected to age 65 is $303,237, based on his current compensation level ($86,122 from the HEI Plan and $217,115 from the HEI SERP, with no amounts owing from the Excess Plan or the Excess Pay SERP). The overall total retirement benefits payable to Mr. May in the form of a straight life annuity projected to age 65 is $182,588 based on his current compensation level ($74,033 from the HEI Plan and $108,555 from the HEI SERP, with no amounts owing from the Excess Plan or the Excess Pay SERP). As of December 31, 2000, Mr. Clarke had 13 years of credited service and Mr. May had 8 years of credited service under the HEI SERP.

  The ASB SERP provides a benefit at age 65 of up to 60% (depending upon years of credited service) of the participant's average compensation (including 50% of the amounts received under the EICP) in the highest five consecutive years out of the last ten years of service, reduced by the participant's primary Social Security benefit and the benefit payable from the ASB Plan, but in no event is it less than the benefit payable under the ASB Plan (before any IRC Sections 415 and 401(a) reductions). The ASB SERP also provides for termination and survivor benefits in certain circumstances. The overall total retirement benefits payable to Mr. Minami in the form of a straight life annuity projected to age 65 is $204,449, based on his current compensation level ($57,180 from the ASB Plan and $147,269 from the ASB SERP). As of December 31, 2000,
Mr. Minami had 14 years of credited service under the ASB SERP.

Change-in-Control Agreements

  Since 1989, the Company has entered into Change-in-Control Agreements with certain executives, including the Named Executive Officers listed in the Summary Compensation Table, to encourage and ensure their continued attention and dedication to the performance of their assigned duties without distraction in the event of potentially disturbing circumstances arising from a change-in-control of the Company.

  Each Agreement provides that benefits, compensation and position responsibility of these officers will remain at existing levels for a period of two years following a "Change-in-Control," unless the "Expiration Date" of the Agreement has occurred. A "Change-in-Control" is defined to include a change-in-control required to be reported under the proxy rules in effect on the date of the Agreements, the acquisition by a person (as defined under the Securities Exchange Act of 1934) of 25% or more of the voting securities of the Company, or specified changes in the composition of the Board of Directors of the Company following a merger, tender offer or certain other corporate transactions. "Expiration Date" is defined as the earliest to occur of the following:

  (1)  two years after a change-in-control;

  (2) termination of the executive's employment by the Company for "Cause" (as defined in the Agreement) or by the executive other than for "Good Reason" (as defined in the Agreement);

  (3)  retirement; or

  (4) termination of the Agreement by the Company's Board of Directors, or termination of the executive's employment, prior to a change-in-control.

If the employment of one of these executives is terminated after a change-in-control and prior to the expiration date, the Company is obligated to provide a lump sum severance equal to 2.99 times the executive's average W-2 earnings for the last five years (or such lesser period that the executive has been employed by the Company), subject to certain limitations. Based on W-2 earnings for the five most recent years (1996-2000), the lump sum severance would be as follows:
Mr. Clarke -- $3,087,567; Mr. May -- $1,444,716; Mr. Minami -- $1,256,102;
Mr. Mougeot -- $1,128,076; and Mr. Lewis -- $1,051,799. In the event of a change-in-control, all outstanding stock options would be accelerated and become immediately exercisable.

Compensation Committee Report on Executive Compensation

Introduction

  The Compensation Committee of the Board, which is composed entirely of outside directors, makes decisions on executive compensation. The full Board ratifies all decisions by the Committee.

  The Committee has retained the services of an independent compensation consulting firm to assist the Committee in executive compensation matters.

Executive Compensation Philosophy

  The Committee applies the following principles for the executive compensation program:

  . maintains a compensation program that is fair in a competitive marketplace;

  . provides compensation opportunities that relate pay with the Company's annual and long-term performance goals which support growth in stockholder value;

  . recognizes and rewards individual initiative and achievements; and

  . allows the Company to attract, retain, and motivate qualified executives who are critical to the Company's success.

  The Committee believes that stock ownership by management is beneficial in aligning management's and stockholders' interests in improving stockholder value. It, therefore, uses stock options and stock payouts in the compensation program for the executive officers with a goal of increasing their stock ownership over time.

Executive Compensation Program

  The Company's executive compensation program includes:

  . base salary;

  . potential for an annual bonus based on overall Company financial and operational performance as well as individual performance; and

  . the opportunity to earn long-term cash and stock-based incentives which are intended to encourage the achievement of superior results over time and to align executive officer and stockholder interests.

  The second and third elements constitute the "at-risk" portion of the compensation program and are designed to link the interests of the executive with those of the stockholders. This means that total compensation for each executive may change significantly from year to year depending on the short- and long-term performance of the Company and its subsidiaries.

Base Salary

  The Committee reviews salaries for executive officers in April of each year in consultation with the Committee's independent compensation consultant. The consultant examines the position responsibilities of each officer at HEI and its subsidiaries against similar positions in similar organizations. All compensation references represent the fiftieth percentile or midpoint of pay practices found in similar organizations.

  Salaries for executive officers of the various companies are based on competitive references drawn from compensation surveys and are weighted as follows:

  . holding company -- other electric utilities (50%) and general industry
    (50%)

  . electric utilities -- other electric utilities (100%)

  . financial institution -- other financial institutions (100%)

  . international power producer -- private power producers (100%)

  Based on the information from these surveys, the consultant recommends a salary range for each executive officer position. The midpoint of the range approximates the fiftieth percentile of the survey data and the range has a spread of plus and minus 20% around this midpoint. Actual setting of an executive officer's base salary (except for Mr. Clarke) is based on Mr. Clarke's recommendation and the Committee's approval.

  Mr. Clarke's base salary is determined through the Committee's overall evaluation of his performance during the preceding year. This evaluation is subjective in nature and takes into account all aspects of his responsibilities at the discretion of the Committee. Based on the survey data provided by the consultant, the resulting salary range recommendation, and the Committee's overall evaluation of Mr. Clarke's performance during 1999, Mr. Clarke's base salary was raised from an annual rate of $552,500 to an annual rate of $630,000, effective May 1, 2000. The other Named Executive Officers also received salary increases ranging from 3.2% to 6.3%.

Annual Executive Incentive Compensation Plan

  Under the Executive Incentive Compensation Plan (EICP), annual incentive awards are granted upon the achievement of financial and nonfinancial performance measures established by the Committee in the early part of each calendar year. The measures are stated in terms of minimum, target and maximum goals. These measures, which may differ for individual Named Executive Officers, include:

  . earnings per share;

  . company (subsidiary) net income;

  . total return to shareholders measured against the Edison Electric
    Institute Index of Investor-Owned Electric Companies (Peer Group) for the same period;

  . company (subsidiary) specific operational and strategic goals;

  . measurement of individual officer's actual administrative and general expenses against budgeted expenses established at the beginning of the year; and

  . individual officer's performance.

  The EICP has a minimum financial performance threshold linked to earnings per share or net income (based on whether the measurement is at the Company or subsidiary level) which must be achieved before a bonus can be considered. The maximum awards under the EICP differ for each of the Named Executive Officers, currently ranging from a low of 53% to a high of 90% for Mr. Clarke based on the midpoint of the salary grade range at the end of the year for each officer. Each year the Committee establishes the minimum, target and maximum EICP potential award levels for the Named Executive Officers based on recommendations from the Committee's independent compensation consultant. The consultant bases its recommendations on an assessment of competitive practices from a cross-section of all industries, including some of the electric companies included in the Stockholder Performance Graph.

  Under the 2000 EICP, Mr. Clarke received no payout because HEI earnings per share in 2000 were below the minimum threshold level needed to qualify for an award. However, two of the Named Executive Officers, Mr. May and Mr. Minami, received EICP awards under the 2000 EICP.

Long-Term Incentive Plan

  The Company provides a long-term incentive plan (LTIP) that is linked to the long-term financial performance of the Company. All awards under the LTIP are paid 60% in cash and 40% in HEI Common Stock. The LTIP goals are based on achieving financial criteria established by the Committee for a three-year period. A new performance period of three years starts each year. In April 2000, the Committee established the financial measures for the 2000-2002 cycle which included (1) return on average common equity (weighted 60%) and (2) total return to stockholders (weighted 40%). The Company's results on the return on average common equity is measured against an internal goal and the results on the total return to stockholders goal is measured against the Peer Group. The weighting of each goal applies to all the Named Executive Officers except Mr. May and Mr. Minami who have a third LTIP goal (weighted 50%) which is discussed in the Long-Term Incentive Plan (LTIP) Awards section on page 15. The first two LTIP financial performance goals for the Named Executive Officers were selected by the Committee because they represented a meaningful method of supporting growth in stockholder value over time. The achievement of each of the goals is expressed in terms of minimum, target and maximum levels. The LTIP award levels for each of the Named Executive Officers are established by the Committee each year based on recommendations from the Committee's independent compensation consultant. The consultant bases its recommendations on an assessment of competitive practices from a cross-section of all industries, including some of the electric companies included in the Stockholder Performance Graph. These goals are covered in more detail in the discussion of the Long-Term Incentive Plan (LTIP) Awards on page 15.

  For the three-year cycle ended December 31, 1999, all of the Named Executive Officers received an LTIP payout for the return on average common equity goal, weighted 40% for the Named Executive Officers except Mr. May and Mr. Minami whose weighting for the goal was 20%. The Company's return on average common equity for the three-year cycle, excluding one-time charges and discontinued operations losses, was 11.22% compared to the average for the Peer Group of 11.12%. Mr. Clarke received a payout for this goal of $87,487 in April 2000. There was no payout for the total return to stockholders' goal because the Company's total return for the three-year cycle was below the average total return of the Peer Group.

Stock Options

  The Committee can grant nonqualified stock options, incentive stock options, restricted stock, stock appreciation rights, and dividend equivalents based on the 1987 Stock Option and Incentive Plan of Hawaiian Electric Industries, Inc. (as amended and restated effective February 20, 1996), which was previously approved by the stockholders. In 2000, only nonqualified stock options with dividend equivalents has been issued under the Plan. Periodically, the Committee requests its independent compensation consultant to assess competitive practices with respect to stock option grants from a cross-section of all industries, including some of the electric companies included in the Stockholder Performance Graph. Based on this assessment, the consultant recommends a range of stock option grants for each Named Executive Officer. This range takes into account the fact that a portion of the officer's long-term incentive opportunity is delivered through participation in the LTIP. In granting stock options, the Committee takes into consideration the amount and value of current options outstanding. The grants are intended to retain the officers and to motivate them to improve long-term stock performance. Stock options are granted at average fair market value which is based on the average of the daily high and low sales prices of HEI Common Stock on the New York Stock Exchange during the calendar month preceding the date of grant. Stock options generally vest in equal installments over a four-year period.

  In 2000, the Compensation Committee granted Mr. Clarke a stock option award of 50,000 shares of HEI Common Stock plus dividend equivalents, as follows:
20,000 shares with an exercise price of $29.48 per share; 10,000 shares with an exercise price of $30.00 per share; 10,000 shares with an exercise price of $32.00 per share; and 10,000 shares with an exercise price of $34.00 per share. The award was based on the consultant's recommendation and the independent evaluation of an appropriate award level by the Committee. In this evaluation, the Committee took into account prior grants to Mr. Clarke and an overall subjective evaluation of his job performance. To receive the dividend equivalents which accrue only during the first four years following a stock option grant, Mr. Clarke must exercise the underlying stock option before the expiration of the ten-year period from the date the option was granted.

Other Compensation Plans

  The Named Executive Officers participate in certain broad-based employee benefit plans and executive retirement and death benefits adopted by the Company. Other than the HEI Retirement Savings Plan (which qualifies under
Section 401(k) of the Internal Revenue Code of 1986, as amended (IRC)), which offers HEI Common Stock as one of the investment options, benefits under these other plans are not tied to Company performance.

  The Company provides additional retirement benefits which are discussed on pages 16 to 18 for the Named Executive Officers and certain other employees. In the event of death during active employment, the Company also provides all the Named Executive Officers (except Mr. Minami) and certain other employees $50,000 term life insurance plus an amount equal to two times the employee's salary on an after-tax basis at the date of death, paid by the Company to the employee's beneficiary. If the employee dies after retirement, this benefit is reduced to $20,000 term life insurance plus an amount equal to one times the employee's salary at retirement, also on an after-tax basis. For Mr. Minami, American Savings Bank provides term life insurance equal to one and one-half times his salary at the date of death in the event of death during active employment.

  Finally, the Committee reviewed the provisions of IRC Section 162(m), relating to the $1 million deduction cap for executive salaries and believes that no compensation for the five highest paid named executives will be governed by this regulation during 2001. Compensation alternatives to comply with IRC Section 162(m) will be considered by the Committee at the appropriate time.

                                SUBMITTED BY THE
                             COMPENSATION COMMITTEE
                         OF THE HEI BOARD OF DIRECTORS

                             Diane J. Plotts, Chair
                                 Don E. Carroll
                                 Bill D. Mills
                                A. Maurice Myers
                               Oswald K. Stender
                                Kelvin H. Taketa

Stockholder Performance Graph

  The graph below compares the cumulative total stockholder return on HEI Common Stock against the cumulative total return of companies listed on Standard & Poor's (S&P) 500 Stock Index and the Edison Electric Institute (EEl) Index of Investor-Owned Electric Companies (71 companies were included in the Index in 2000). The companies comprising the EEl Index serve over 90% of the customers of the investor-owned electric utility industry. The graph is based on the market price of common stock for all companies at December 31 each year and assumes that $100 was invested on December 31, 1995 in HEI Common Stock and the common stock of all companies and that dividends were reinvested for all companies.

                Comparison of Five-Year Cumulative Total Return
                   Among Hawaiian Electric Industries, Inc.,
                          S&P 500 Index, and EEI Index

                                1995-2000

                        PERFORMANCE GRAPH APPEARS HERE

                             HAWAIIAN
Measurement Period           ELECTRIC          S&P 500      EEI
(Fiscal Year Covered)        INDUSTRIES        INDEX        INDEX
---------------------        -----------       --------     -------
Measurement Pt-1995          $100.00           $100.00      $100.00
FYE 1996                     $ 99.67           $122.96      $101.2
FYE 1997                     $120.58           $163.98      $128.9
FYE 1998                     $126.52           $210.85      $146.8
FYE 1999                     $ 97.51           $255.21      $119.5
FYE 2000                     $135.43           $231.98      $176.82

Audit Committee Report

  The Audit Committee is responsible for providing independent, objective oversight of HEI's accounting functions and internal controls. The Committee is composed of six directors whose independence is defined by the HEI charter and the New York Stock Exchange listing standards. It operates and acts under a written charter, which was adopted and approved by the Committee and the HEI Board of Directors. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

  Management is responsible for the Company's internal controls and financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

  In connection with these responsibilities, the Audit Committee held five meetings during 2000 and met with management and HEI's independent public accountants, KPMG LLP, to review and discuss the audited consolidated financial statements. The Committee believes that management maintains an effective system of internal controls that results in fairly presented consolidated financial statements. Discussions with KPMG LLP also included the matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards (S)380), which incorporates information regarding the scope and results of the audit.

Auditors' Independence

  KPMG LLP provided the Committee with written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). The disclosure and discussion with KPMG LLP informed the Audit Committee of KPMG LLP's independence and assisted the Committee in evaluating such independence.

Auditors' Fees

  KPMG LLP provided both audit and nonaudit services to HEI in 2000. Their fees for such services billed in the year ended December 31, 2000 are as follows:

     Audit:                       $  738,170
                                  ==========
     Information technology:              0
     Other:
       Tax consulting              1,522,250
       System conversion             270,000
       Internal audit assistance     244,100
       Other                         267,920
                                  ----------
                                  $2,304,270
                                  ==========

  The Audit Committee reviewed the professional fees billed by KPMG LLP and determined that the provision of nonaudit services did not negatively impact the maintenance of the auditors' independence.

  Based on its discussions with management and KPMG LLP and review of their representations, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in HEI's 2000 Annual Report on Form 10-K.

                                SUBMITTED BY THE
                                AUDIT COMMITTEE
                         OF THE HEI BOARD OF DIRECTORS

                            Richard Henderson, Chair
                                 Victor Hao Li
                                 Bill D. Mills
                                Diane J. Plotts
                                 James K. Scott
                                Kelvin H. Taketa

                           INDEBTEDNESS OF MANAGEMENT

  American Savings Bank, F.S.B. (ASB), a subsidiary of the Company, offers preferential rate loans to its directors and executive officers, as allowed by the amended Federal Reserve Act.

  Three ASB directors who are also directors of HEI (Mr. Clarke, Mr. Watanabe and Ms. Plotts) and two Named Executive Officers of the Company (Mr. Lewis and Mr. Minami), whose aggregate indebtedness to ASB exceeded $60,000 at any time during 2000, received preferential rate loans as shown below.

                                 Largest
                                  Loan     Loan Amount                 Average
                                 Amount    Outstanding                 Interest
                               Outstanding     on         Type of        Rate
                               During 2000   1/31/01    Transaction   Charged(1)
                               ----------- ----------- -------------- ----------
Robert F. Clarke..............  $914,027    $    -0-   First Mortgage    5.0%
Peter C. Lewis ...............   196,469     158,093   First Mortgage    6.3%
Wayne K. Minami...............    83,614      82,128   First Mortgage    5.0%
Diane J. Plotts...............   294,415     289,679   First Mortgage    5.0%
Jeffrey N. Watanabe...........   640,819     629,682   First Mortgage    5.0%

----------
(1) The first mortgage rate is based on ASB's policy for employees and directors using a formula of .50% above the cost of funds or .50% above the Applicable Federal Rate established by the Internal Revenue Service, whichever is greater.

  ASB made other loans, established lines of credit and issued credit cards to directors and executive officers of the Company, and to members of their immediate families. These loans and extensions of credit were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

  In addition to the above loans financed by ASB, T. Michael May (also a director of the Company) is currently indebted to Hawaiian Electric Company, Inc. in the amount of $100,000 for an employee relocation loan made to him in 1993. The loan is an interest only loan at an interest rate of 6.28%, with the unpaid principal and interest due on June 30, 2004 or sooner if Mr. May ceases to be an employee of Hawaiian Electric Company, Inc.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

  Director Jeffrey Watanabe is a partner in the law firm of Watanabe, Ing & Kawashima that performed legal services for the Company and certain of its subsidiaries during 2000.

  Currently American Savings Bank is pursuing litigation against PaineWebber to obtain rescission and damages with respect to approximately $84 million of securities which ASB purchased in 1999 and 2000. A sister of Dr. Victor Li, a director of the Company, worked on the disputed transactions for PaineWebber. Dr. Li never participated in any discussions or decisions regarding these transactions. At this time, the Company does not know what financial interest, if any, Dr. Li's sister had in the transactions.

                         STOCKHOLDER PROPOSALS FOR 2002

  Stockholder proposals intended to be presented at the next Annual Meeting must be received by the Company by November 10, 2001, for inclusion in the Proxy Statement and form of proxy for the 2002 Annual Meeting of Stockholders. Proposals should be sent to the attention of the Secretary of the Company.

                                 OTHER BUSINESS

  The Company knows of no other business to be presented at the Annual Meeting, but if further matters do properly come before the meeting, the holders of your proxy will vote your stock in accordance with their best judgment.

  Additionally, HEI's advance notice by-law provision requires that any stockholder who wishes to properly present business before the Annual Meeting give notice to the Secretary of the Company no later than 60 days nor earlier than 90 days prior to the anniversary date of the preceding year's annual meeting. To be timely in the year 2002, such notice must be received by the Secretary of the Company no later than February 24, 2002 nor earlier than January 25, 2002. The notice must be in writing and state the reason and brief description of the business, the name and address of the stockholder, the number of shares of Common Stock owned by the stockholder, and any material interest of the stockholder in such business, and include a representation that the stockholder will present the business before the meeting in person or by proxy.

  Please vote your proxy as soon as possible to make certain that your shares will be counted at the meeting. If you attend the meeting, as we hope you will, you may vote your shares in person.

                                        Peter C. Lewis, Vice President-
                                         Administration and Secretary

March 14, 2001

                                                                      APPENDIX A

                       HAWAIIAN ELECTRIC INDUSTRIES, INC.
                            AUDIT COMMITTEE CHARTER

  There shall be a committee of the board of directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of Hawaiian Electric Industries, Inc. (the Company) and are free of any relationship that, in the opinion of the board of directors, might interfere with their exercise of independent judgment as a Committee member.

  The Audit Committee will consist of five members who shall be appointed, for staggered terms of three years, by the board of directors. A chairman of the Audit Committee shall be appointed by the board of directors. The Audit Committee shall meet no less than four times a year.

  The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial and accounting management of the Company.

  In carrying out these responsibilities, the Audit Committee will:

   1. Review and recommend to the directors the independent auditors to be selected to audit the books of the Company and its subsidiaries.

   2. Review with the independent auditors and financial management of the Company the independent auditors' fee arrangements. Fees paid to the independent accounting firm for management advisory services and a description of the types of services received should be reviewed with the Committee.

   3. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit including any comments or recommendations of the independent auditors.

   4. Review with the independent auditors and with the Company's financial and accounting management the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures which might be deemed illegal or otherwise improper. Further, the Committee should periodically review company policy statements in terms of their adequately representing a code of conduct.

   5. Review the internal audit function of the Company including the proposed programs for the coming year and the coordination of such programs with the independent auditors, with particular attention to maintaining the best possible effective balance between independent and internal auditing resources.

   6. Prior to each meeting, but no less than quarterly, the Committee shall be provided a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

   7. The Committee should review the interim financial statements contained in reports to shareholders with the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements presented to the shareholders. Any changes in accounting principles or accounting for new items should be reviewed.

   8. Prior to the release of the annual report to shareholders, the Committee should review the financial statements to be contained in such report with the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

   9. At all meetings of the Audit Committee, sufficient opportunity should be made available for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the cooperation that the independent auditors received during the course of their audit.

  10. Minutes of all meetings of the Audit Committee shall be submitted to the board of directors of the Company for approval.

  11. The Committee should cause to be made an investigation into any matter brought to its attention within the scopes of its duties, with the power to retain outside counsel for this propose if, in its judgment, that is appropriate.

  In carrying out their responsibilities the Audit Committee's policies and procedures should remain flexible in order that it can best react to changing conditions and assure the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

                              [MAP APPEARS HERE]

                      HAWAIIAN ELECTRIC INDUSTRIES, INC.
                  900 Richards Street, Honolulu, Hawaii 96813

                                                                            HEI

                                                                             P
                                                                             R
                                                                             O
                                                                             X
                                                                             Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 24, 2001, AT 9:30 A.M., IN THE PACIFIC TOWER, 8TH FLOOR, ROOM 805, 1001 BISHOP STREET, HONOLULU, HAWAII 96813.

    The undersigned hereby constitutes and appoints Robert F. Clarke, Diane J. Plotts and Jeffrey N. Watanabe and each of them the proxy of the undersigned, with full power of substitution, to vote all the Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on April 24, 2001, or at any adjournment thereof.

    Said proxies are instructed to vote as indicated below. If no direction is indicated, said proxies will vote FOR all Nominees in Class II and FOR proposal
2. Said proxies are also authorized to vote in their discretion with respect to any other matters that may come before the meeting.

    The Board of Directors recommends a vote FOR the following proposals:

1. Election of Class II directors (term ending at the 2004 Annual Meeting) (Check one box only)

     [ ]  To vote FOR ALL Nominees named below, check this box.

     [ ] To WITHHOLD AUTHORITY to vote for ALL Nominees named below, check this box.

     [ ] To withhold authority for any particular Nominee, strike a line through the Nominee's name listed below:

          NOMINEES:  Victor Hao Li
                     T. Michael May
                     Diane J. Plotts
                     Kelvin H. Taketa
                     Jeffrey N. Watanabe

2.  Election of KPMG LLP as auditor (Check one box only)

     [ ]  FOR                     [ ] AGAINST                    [ ] ABSTAIN

(Please sign your name exactly as it appears at the top of this proxy. Joint owners should each sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title. If address is incorrect, please give us the correct one.)


_______________________________                Dated______________________, 2001
Signature (no witness required)

_______________________________
Signature (if held jointly)


                 --------------------------------------------
                    PLEASE COMPLETE AND RETURN ENTIRE PROXY
                 --------------------------------------------